UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 21, 2015

EMS FIND, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-174759	42-1771342
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
73 Buck Road, Suite 2, Huntingdon Valley, PA		19006
(Address of principal executive offices)		(Zip Code)

267-538-4369
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(   )  Written communications pursuant to Rule 425 under the Securities Act (17CRF 230.425)

(   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

(   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

(   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.03 – AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS

The Company filed a Certificate of Designations for its new Series B Convertible Preferred Stock with the Secretary of State of the State of Nevada on December 21, 2015, following Board of Director approval on that date.  [See Exhibit 3.1(c) filed with this Report.]

Terms of the Series B Convertible Preferred Stock

Five Hundred (500,000) Thousand shares of the Company’s authorized preferred stock are designated as the Series B Convertible Preferred Stock (the “Series B Preferred Stock”), par value of $0.001 per share and with a stated value of $0.001 per share (the “Stated Value”).  Holders of Series B Preferred Stock shall be entitled to receive dividends, when and as declared by the Board of Directors out of funds legally available therefor.  At any time and from time to time after the issuance of shares of the Series B Preferred Stock, each issued share of Series B Preferred Stock is convertible into One (100) Hundred shares of Common Stock (“Conversion Ratio”).  The holders of the Series B Preferred Stock shall have the right to vote together with holders of Common Stock, on an as “converted basis”, on any matter that the Company’s shareholders may be entitled to vote on, either by written consent or by proxy.   Upon any liquidation, dissolution or winding-up of the Company, the holders of the Series B Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series B Preferred Stock an amount equal to the Stated Value, and all other amounts in respect thereof then due and payable prior to any distribution or payment shall be made to the holders of any junior securities.  If, at any time while any shares of Series B Preferred Stock remain outstanding (“Outstanding Shares”), the Company effectuates a stock split or reverse stock split of its Common Stock or issues a dividend on its Common Stock consisting of shares of Common Stock, the Conversion Ratio will be equitably adjusted to reflect such action with respect to Outstanding Shares at the record date of such split.

The Company has not issued any shares of the Series B Preferred Stock and is not a party to any agreement providing for the issuance of shares of Series B Preferred Stock.

THE FOREGOING DESCRIPTION OF THE SERIES B CONVERTIBLE PREFERRED STOCK CERTIFICATE OF DESIGNATIONS DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CERTIFICATE OF DESIGNATIONS WHICH IS FILED AS AN EXHIBIT TO THIS CURRENT REPORT ON FORM 8-K AND IS INCORPORATED HEREIN BY REFERENCE.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

3.1(c)	Certificate of Designations of the Company’s Series B Preferred Stock, filed December 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2015	EMS Find, INC.

	By:	/s/ Steve Rubakh
Steve Rubakh
President and Chief Executive Officer

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